EXHIBIT 21.1

Kite Realty Group List of Subsidiaries

Name of Subsidiary	Jurisdiction of Incorporation or Formation
116 & Olio, LLC	Indiana
Brentwood Land Partners, LLC	Delaware
Bulwark, LLC	Delaware
Corner Associates, LP	Indiana
Dayville Property Development, LLC	Connecticut
Fishers Station Development Company	Indiana
Glendale Centre, L.L.C.	Indiana
International Speedway Square, Ltd.	Florida
Kite Acworth Management, LLC	Delaware
Kite Acworth, LLC	Indiana
Kite Eagle Creek, LLC	Indiana
Kite Greyhound III, LLC	Indiana
Kite Greyhound, LLC	Indiana
Kite King’s Lake, LLC	Indiana
Kite Kokomo Management, LLC	Delaware
Kite Kokomo, LLC	Indiana
Kite Realty Advisors, LLC d/b/a KMI Realty Advisors	Indiana
Kite Realty Construction, LLC	Indiana
Kite Realty Development, LLC	Indiana
Kite Realty Eddy Street Garage, LLC	Indiana
Kite Realty Eddy Street Land, LLC	Indiana
Kite Realty FS Hotel Operators, LLC	Indiana
Kite Realty Group Trust	Maryland
Kite Realty Group, L.P.	Delaware
Kite Realty Holding, LLC	Indiana
Kite Realty New Hill Place, LLC	Indiana
Kite Realty Peakway at 55, LLC	Indiana
Kite Realty Washington Parking, LLC	Indiana
Kite Realty/White LS Hotel Operators, LLC	Indiana
Kite San Antonio, LLC	Indiana
Kite Washington Parking, LLC	Indiana
Kite Washington, LLC	Indiana
Kite West 86th Street II, LLC	Indiana
Kite West 86th Street, LLC	Indiana
KRG 951 & 41, LLC	Indiana
KRG Aiken Hitchcock, LLC	Delaware
KRG Alcoa TN, LLC	Delaware
KRG Alcoa Hamilton, LLC	Delaware
KRG Ashwaubenon Bay Park, LLC	Delaware
KRG Bayonne Urban Renewal, LLC	Delaware

KRG Beacon Hill, LLC	Indiana
KRG Beechwood, LLC	Indiana
KRG Belle Isle, LLC	Indiana
KRG Bolton Plaza, LLC	Indiana
KRG Bradenton Centre Point, LLC	Delaware
KRG Bridgewater, LLC	Indiana
KRG Burnt Store, LLC	Indiana
KRG Capital, LLC	Indiana
KRG Castleton Crossing, LLC	Indiana
KRG Cedar Hill Plaza, LP	Delaware
KRG Centre, LLC	Indiana
KRG Chapel Hill Shopping Center, LLC	Delaware
KRG Charlotte Northcrest, LLC	Delaware
KRG Charlotte Perimeter Woods, LLC	Delaware
KRG CHP Management, LLC	Delaware
KRG Clay, LLC	Indiana
KRG College I, LLC	Indiana
KRG College, LLC	Indiana
KRG Colleyville Downs, LLC	Indiana
KRG Construction, LLC	Indiana
KRG Cool Creek Management, LLC	Indiana
KRG Cool Creek Outlots, LLC	Indiana
KRG Cool Springs, LLC	Indiana
KRG Corner Associates, LLC	Indiana
KRG Courthouse Shadows I, LLC	Delaware
KRG Courthouse Shadows, LLC	Delaware
KRG Courthouse Shadows II, LLC	Delaware
KRG Cove Center, LLC	Indiana
KRG Dallas Wheatland, LLC	Delaware
KRG Daytona Management II, LLC	Delaware
KRG Daytona Outlot Management, LLC	Delaware
KRG Dayville Killingly Member II, LLC	Delaware
KRG Dayville Killingly Member, LLC	Delaware
KRG Delray Beach, LLC	Indiana
KRG Development, LLC d/b/a Kite Development	Indiana
KRG Draper Crossing, LLC	Delaware
KRG Draper Peaks, LLC	Delaware
KRG Draper Peaks Outlot, LLC	Indiana
KRG Eagle Creek III, LLC	Indiana
KRG Eagle Creek IV, LLC	Indiana
KRG Eastgate Pavilion, LLC	Indiana
KRG Eastwood, LLC	Indiana
KRG Eddy Street Apartments, LLC	Indiana
KRG Eddy Street Commons at Notre Dame Declarant, LLC	Indiana
KRG Eddy Street Commons, LLC	Indiana
KRG Eddy Street FS Hotel, LLC	Indiana

KRG Eddy Street Land Management, LLC	Delaware
KRG Eddy Street Land, LLC	Indiana
KRG Eddy Street Land II, LLC	Indiana
KRG Eddy Street Office, LLC	Indiana
KRG Estero, LLC	Indiana
KRG Evans Mullins, LLC	Delaware
KRG Evans Mullins Outlots, LLC	Delaware
KRG Fishers Station II, LLC	Indiana
KRG Fishers Station III, LLC	Indiana
KRG Fishers Station, LLC	Indiana
KRG Fort Myers Colonial Square, LLC	Delaware
KRG Fort Myers Village Walk, LLC	Delaware
KRG Fort Wayne Lima, LLC	Delaware
KRG Fort Wayne Lima Outlot, LLC	Delaware
KRG Fox Lake Crossing II, LLC	Indiana
KRG Fox Lake Crossing, LLC	Delaware
KRG Frisco Westside, LLC	Delaware
KRG Gainesville, LLC	Indiana
KRG Geist Management, LLC	Indiana
KRG Goldsboro Memorial, LLC	Delaware
KRG Greencastle, LLC	Indiana
KRG Hamilton Crossing Management, LLC	Delaware
KRG Hamilton Crossing, LLC	Indiana
KRG Henderson Eastgate, LLC	Delaware
KRG Hunter’s Creek, LLC	Indiana
KRG Jacksonville Deerwood Lake, LLC	Delaware
KRG Jacksonville Julington Creek, LLC	Delaware
KRG Jacksonville Julington Creek II, LLC	Delaware
KRG Indian River, LLC	Delaware
KRG Indian River Outlot, LLC	Delaware
KRG ISS LH OUTLOT, LLC	Indiana
KRG ISS, LLC	Indiana
KRG Kingwood Commons, LLC	Indiana
KRG Kissimmee Pleasant Hill, LLC	Delaware
KRG Kokomo Project Company, LLC	Indiana
KRG Lake City Commons, LLC	Delaware
KRG Lake City Commons II, LLC	Delaware
KRG Lake Mary, LLC	Delaware
KRG Lakewood, LLC	Indiana
KRG Las Vegas Centennial Center, LLC	Delaware
KRG Las Vegas Centennial Gateway, LLC	Delaware
KRG Las Vegas Craig, LLC	Delaware
KRG Las Vegas Eastern Beltway, LLC	Delaware
KRG Lithia, LLC	Indiana
KRG Livingston Center, LLC	Indiana
KRG Management, LLC	Indiana

KRG Market Street Village I, LLC	Indiana
KRG Market Street Village II, LLC	Indiana
KRG Market Street Village, LP	Indiana
KRG Merrimack Village, LLC	Delaware
KRG Miramar Square, LLC	Delaware
KRG Naperville Management, LLC	Delaware
KRG Naperville, LLC	Indiana
KRG New Hill Place, LLC	Indiana
KRG Newburgh Bell Oaks, LLC	Delaware
KRG Norman University, LLC	Delaware
KRG Norman University II, LLC	Delaware
KRG Norman University III, LLC	Delaware
KRG Northdale, LLC	Indiana
KRG North Las Vegas Losee, LLC	Delaware
KRG Oklahoma City Silver Springs, LLC	Delaware
KRG Oldsmar Management, LLC	Delaware
KRG Oldsmar Project Company, LLC	Delaware
KRG Oldsmar, LLC	Indiana
KRG Oleander, LLC	Indiana
KRG Orange City Saxon, LLC	Delaware
KRG Palm Coast Landing, LLC	Delaware
KRG Pan Am Plaza, LLC	Indiana
KRG Panola I, LLC	Delaware
KRG Panola II, LLC	Indiana
KRG Parkside I, LLC	Indiana
KRG Parkside II, LLC	Indiana
KRG Peakway at 55, LLC	Indiana
KRG Pembroke Pines, LLC	Indiana
KRG Pine Ridge, LLC	Delaware
KRG Pipeline Pointe, LP	Indiana
KRG Plaza Green, LLC	Indiana
KRG Plaza Volente Management, LLC	Delaware
KRG Plaza Volente, LP	Indiana
KRG Port St. Lucie Landing, LLC	Delaware
KRG Port St. Lucie Square, LLC	Delaware
KRG Portofino, LLC	Indiana
KRG Rampart, LLC	Delaware
KRG Riverchase, LLC	Delaware
KRG Rivers Edge II, LLC	Indiana
KRG Rivers Edge, LLC	Indiana
KRG San Antonio, LP	Indiana
KRG Shops at Moore II, LLC	Delaware
KRG Shops at Moore Member, LLC	Delaware
KRG Shops at Moore, LLC	Delaware
KRG South Elgin Commons, LLC	Delaware
KRG St. Cloud 13th, LLC	Delaware

KRG Sunland II, LP	Indiana
KRG Sunland Management, LLC	Delaware
KRG Sunland, LP	Indiana
KRG Temple Terrace, LLC	Delaware
KRG Temple Terrace Member, LLC	Delaware
KRG Territory Member, LLC	Delaware
KRG Territory, LLC	Delaware
KRG Texas, LLC	Indiana
KRG Toringdon Market, LLC	Indiana
KRG Traders Management, LLC	Delaware
KRG Trussville I, LLC	Indiana
KRG Trussville II, LLC	Indiana
KRG Tucson Corner, LLC	Delaware
KRG Vero, LLC	Delaware
KRG Virginia Beach Landstown, LLC	Delaware
KRG Washington Management, LLC	Delaware
KRG Waterford Lakes, LLC	Indiana
KRG Waxahachie Crossing GP, LLC	Delaware
KRG Waxahachie Crossing LP, LLC	Delaware
KRG Waxahachie Crossing Limited Partnership	Illinois
KRG Whitehall Pike Management, LLC	Indiana
KRG White Plains City Center Member II, LLC	Delaware
KRG White Plains City Center Member, LLC	Delaware
KRG White Plains City Center, LLC	Delaware
KRG White Plains Garage, LLC	Delaware
KRG Woodruff Greenville, LLC	Indiana
KRG/Atlantic Delray Beach, LLC	Florida
KRG/CP Pan Am Plaza, LLC	Indiana
KRG/I-65 Partners Beacon Hill, LLC	Indiana
KRG/KP Northwest 20, LLC	Indiana
KRG/PRISA II Parkside, LLC	Delaware
KRG/PRP Oldsmar, LLC	Florida
LC White Plains, LLC	New York
Meridian South Insurance, LLC	TN
MS Insurance Protected Cell Series 2014-15	TN
Noblesville Partners, LLC	Indiana
Property Tax Advantage Advisors, LLC	Indiana
SB Hotel, LLC	Indiana
SB Hotel 2, LLC	Indiana
Splendido Real Estate, LLC	Delaware
Westfield One, LLC	Indiana
Whitehall Pike, LLC	Indiana

Property Owner's Association
Brentwood Property Owners’ Association, Inc.	Florida
Delray Marketplace Master Association, Inc.	Florida
Eddy Street Commons at Notre Dame Master Association, Inc.	Indiana

Estero Town Commons Property Owners Association, Inc.	Florida
Pleasant Hill Commons Property Owners’ Association, Inc.	Florida
Riverchase Owners’ Association, Inc.	Florida
White Plains City Center Condo Association, Inc.	New York